TERM SHEET

1. As soon as reasonably practical, there will be a division of Reconstructive Orthopaedic Associates II, P.C. ("ROAII"). The surviving entities shall be ROAII and an entity to be formed by Robert E. Booth, Jr., M.D. and Arthur R. Bartolozzi, M.D. ("BB One").

2. BB One and its physician owners, individually, will enter into a Service Agreement ("BB One Service Agreement") with Specialty Care Network, Inc. ("SCN"). Except as described below, or otherwise mutually agreed, the BB One Service Agreement will contain the same terms and conditions as the existing Service Agreement between Reconstructive Orthopaedic Associates II, P.C. ("ROAII") and SCN dated November 12, 1996. The BB One Service Agreement will provide as follows:

      (a) BB One's Base Service Fee will equal $XXXXXXX. BB One's percentage based Service Fee will equal XX% of Practice Net Revenue ("Percentage Service Fee").

      (b) In the event that either ROAII's or BB One's (but not both) Percentage Service Fee does not equal or exceed its respective Base Service Fee ("Base Fee Deficit") and the other party's Percentage Service Fee exceeds its Base Service Fee ("Base Fee Surplus"), then the deficit will be satisfied as follows:

            (i) the Base Fee Surplus of the one party will be applied to offset the amount of any Base Fee Deficit of the other party ("Net Base Fee Deficit") and;

            (ii) SCN will forgive one-third of the Net Base Fee Deficit up to $120,000, the party having the Base Fee Surplus will pay one-third of the Net Base Fee Deficit up to $120,000, and the Party having the Base Fee Deficit will pay the remaining balance of the Net Base Fee Deficit.

      (c) In the event that both ROAII and BB One have a Base Fee Deficit, then the deficit will be satisfied as follows:

            (i) SCN will forgive one-third of ROAII's Base Fee Deficit up to $120,000, BB One will pay to SCN one-third of ROAII's Base Fee Deficit up to $120,000 and ROAII will pay the remaining balance of its Base Fee Deficit; and

            (ii) BB One will be responsible for paying 100% of its Base Fee Deficit to SCN.

3.    ROAII's existing Service Agreement will be amended as follows:

      (a) ROAII's Base Service Fee will equal $XXXXXXX. ROAII's Percentage Service Fee will equal XX% of Practice Net Revenue.
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      (b)   In the event either ROAII's or BB One's (but not both) Percentage
            Service Fee does not equal or exceed its Base Service Fee and the other party's Percentage Service Fee exceeds its Base Service Fee, then the deficit will be satisfied as follows:

            (i) the Base Fee Surplus of the one party will be applied to offset the amount of the other party's Base Fee Deficit;

            (ii) SCN will forgive one-third of the Net Base Fee Deficit up to $120,000, the party having the Base Fee Surplus will pay one-third of the deficit up to $120,000, and the party having the Base Fee Deficit will pay the remaining balance of its Net Base Fee Deficit.

      (c) In the event that both ROAII and BB One have a Base Fee Deficit, then the deficit will be satisfied as follows:

            (i) SCN will forgive one-third of ROAII's Base Fee Deficit up to $120,000, BB One will pay to SCN one-third of ROAII's Base Fee Deficit up to $120,000 and ROAII will pay the remaining balance of its Base Fee Deficit; and

            (ii) BB One would be responsible for paying 100% of its Base Fee Deficit.

4. Service Fee Adjustment. Until July 15, 1997, BB One shall have the right, at its election, to cause an amendment to the BB One Service Agreement, which shall provide the following:

      (a) BB One's Base Service Fee will be increased by $XXXXX ("Incremental Base Service Fee") to equal $XXXXXX.

      (b)   BB One's Percentage Service Fee will equal XX% of Practice Net
            Revenue.

      (c) In the event ROAII has a Base Fee Surplus and BB One has a Base Fee Deficit, then ROAII's Base Fee Surplus shall off-set BB One's Base Fee Deficit. BB One shall be responsible for paying to SCN any remaining Net Base Fee Deficit.

      (d) In the event BB One has a Base Fee Surplus and ROAII has a Base Fee Deficit, then BB One's Base Fee Surplus shall off-set ROAII's Base Fee Deficit. For purposes of determining BB One's Base Fee Surplus (solely for purposes of calculating this off-set amount), BB One's Base Service Fee shall be deemed to equal $XXXXXX. ROAII shall be responsible for paying to SCN any remaining Net Base Fee Deficit.

      (e) In the event that both ROAII and BB One have a Base Fee Deficit, then the respective parties shall be solely responsible for paying to SCN the entire amount of its Base Fee Deficit.
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      (f)   In the event that BB One elects the provisions of this paragraph 4, then the ROAII Service Agreement shall be amended to reflect the provisions of this paragraph 4, as the provisions impact ROAII's obligations.

5. SCN Stock Options.In the event that on or before July 15, 1997, BB One exercises the election set forth in paragraph 4 above, then SCN will issue to Robert E. Booth, Jr., M.D. options to purchase common stock of SCN as follows:

      (a) The number of options shall equal (i) the Incremental Base Service Fee, multiplied by the Applicable Multiple (hereinafter defined),
            (ii) divided by the Applicable Strike Price (hereinafter defined). In the event BB One elects the provisions of paragraph 4 above prior to the pricing in SCN's initial public offering ("IPO"), then the Applicable Multiple will equal five (5). In the event BB One elects the provisions of paragraph 4 above after the pricing in SCN's IPO, then the Applicable Multiple will equal eight (8). In the event that BB One elects the provisions of paragraph 4 above prior to the pricing in SCN's IPO, the Applicable Strike Price shall equal the IPO price for SCN's shares. In the event that BB One elects the provisions of paragraph 4 above after the pricing in of SCN's IPO, then the Applicable Strike Price will equal the closing bid price of SCN's Common Stock as reported on the Nasdaq on the date BB One exercises its election, but not less than $10.00.

      (b)   The Strike Price for the options will equal Applicable Strike Price.

6. Further Agreements. This Term Sheet and the above described terms are based upon the assumption that Dr. Booth and Dr. Bartolozzi will create BB One and enter into certain agreements. In the event that Dr. Bartolozzi does not join with Dr. Booth in forming BB One, then ROAII and SCN will enter into the above described arrangements with Dr. Booth and an entity formed by Dr. Booth on terms proportionately consistent with the economic principles underlying the above described terms. The parties acknowledge and agree that in the event Dr. Bartolozzi does not join in BB One with Dr. Booth (or leaves BB One), then until such time as BB One makes its elections under paragraph 4 above, BB One's Base Service Fee will equal $XXXXX and the Percentage Service Fee will equal XX% of Practice Net Revenue. In the event that Dr. Bartolozzi does not join in BB One with Dr. Booth (or leaves BB One), then upon making the election to have the provisions of paragraph 4 apply, BB One's Incremental Base Service Fee will equal $XXXXX and the Percentage Service Fee will equal XX%of Practice Net Revenue.

7. Binding Nature/Binding Arbitration. The parties acknowledge and agree that this Term Sheet shall be binding on the parties in accordance with its terms. The parties further agree that in the event additional issues arise in the process of completing definitive agreements or amendments to existing agreements, the parties will negotiate in good faith to resolve such issues. In the event that the respective parties have not resolved all issues by February 15, 1997, then the parties agree to submit to binding arbitration before a single arbitrator for the purpose of resolving such issues. The arbitration will be conducted in Philadelphia, Pennsylvania, in accordance with the CPR rules for nonbusiness arbitration. Any such arbitration shall be concluded no later than May 15, 1997.
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8.    Interim Operations. Until such time as BB One is formed and definitive agreements or amendments to existing arguments have been finalized, the parties shall be governed by the existing Service Agreement between ROAII, the Physician Owners and SCN dated November 12, 1996.

                                 Accepted and Agreed:
                                 Reconstructive Orthopaedic Associates, II, P.C.

                                 By:   _________________________________________
                                       Richard H. Rothman, M.D., President


                                 Speciality Care Network, Inc.

                                 By:   _________________________________________
                                       Patrick M. Jaeckle, Secretary and
                                       Executive Vice-President of Finance and
                                       Development


                                       _________________________________________
                                       Robert E. Booth, Jr., M.D.


                                       _________________________________________
                                       Arthur R. Bartolozzi, M.D.